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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)              August 6, 1998
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                         Frank's Nursery & Crafts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)



         1-5364                                       38-1561374
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    (Commission File Number)                 (IRS Employer Identification No.)



1175 West Long Lake Road, Troy, Michigan                         48098
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (248) 712-7240
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)


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                         FRANK'S NURSERY & CRAFTS, INC.


ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On July 31, 1998, PricewaterhouseCoopers LLP, the principal accounting firm for audit of the Registrant's consolidated financial statements, was dismissed by the Registrant. On the same date Ernst & Young LLP was engaged to audit the Registrant's financial statements for the year ended January 31, 1999.

                  The decision to change accountants was approved by the board of directors of the Registrant.

                  During the two most recent fiscal years, the first quarter ended May 17, 1998, and the interim period subsequent to May 17, 1998 through July 31, 1998, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Had there been disagreements not resolved to the satisfaction of PricewaterhouseCoopers LLP they would have made reference thereto in their report on the financial statements for such years.

                  PricewaterhouseCoopers LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of PricewaterhouseCoopers LLP letter to the SEC, dated August 6, 1998, is filed as Exhibit 16 to the Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  16 PricewaterhouseCoopers LLP's letter of Change in Certifying Accountant to the SEC dated August 6, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Frank's Nursery & Crafts, Inc.


                                       By        /s/ Larry T. Lakin
                                          ------------------------------------
                                                Larry T. Lakin,
                                                Executive Vice President and
                                                   Chief Financial Officer

Date:  August 6, 1998

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                                Exhibit Index
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Exhibit No.                 Description
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    16                  PricewaterhouseCoopers LLP's letter of Change in
                        Certifying Accountant to the SEC dated August 6, 1998.